UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
FORM 8-K
__________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2019
__________________________________________________________
HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
________________________________________________________________

Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3165 Millrock Drive #400
Salt Lake City, UT 84121
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
________________________________________________________
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2019, the board of directors (the “Board”) of Health Catalyst, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, appointed Julie Larson-Green and S. Dawn Smith to the Board, effective January 1, 2020. Ms. Larson-Green and Ms. Smith were appointed to fill newly created vacancies in Class II and Class I of the Board, respectively, resulting from an increase in the number of directors from nine (9) to eleven (11). Ms. Larson-Green and Ms. Smith will respectively serve until the 2021 and 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier resignation, death, or removal.

Ms. Larson-Green and Ms. Smith will receive cash and equity compensation pursuant to the Company's non-employee director compensation policy. Each will receive a pro-rated $35,000 annual cash retainer paid in monthly installments and an initial award of restricted stock units having a value of $225,000 (the “Initial Award”), which will vest in three equal, annual installments over three years, subject to the terms of the non-employee director compensation policy. Ms. Larson-Green and Ms. Smith will also enter into the Company's standard form indemnification agreement.

Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which the amount involved exceeds $120,000 and in which either Ms. Larson-Green or Ms. Smith had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. No arrangement or understanding exists between either Ms. Larson-Green or Ms. Smith and any other person pursuant to which Ms. Larson-Green or Ms. Smith was selected as a director of the Company.

Item 8.01. Other Events.

On November 12, 2019, the Company issued a press release regarding the appointment of Ms. Larson-Green and Ms. Smith as members of the Board. A copy of the press release announcing the appointment of Ms. Larson-Green and Ms. Smith is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Health Catalyst, Inc. on November 12, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: November 12, 2019	By:	/s/ J. Patrick Nelli
J. Patrick Nelli

Chief Financial Officer